                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-8382

                         SCUDDER STRATEGIC INCOME TRUST
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Strategic Income Trust

Semiannual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Additional Information

<Click Here> Privacy Statement

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Average Annual Total Returns as of 5/31/04
Scudder Strategic Income Trust	6-Month++	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	.70%	7.52%	10.91%	9.75%	9.94%
Based on Market Price	-14.58%	2.92%	2.58%	3.32%	8.89%
CS First Boston High Yield Index(b)	3.24%	13.25%	9.96%	6.05%	7.59%
CS First Boston High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-USD World Government Bond Currency Hedged Index (15%), J.P. Morgan Emerging Markets Bond Index Plus (10%)(b)	1.81%	6.03%	8.35%	6.93%	8.24%

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/04	As of 11/30/03
Net Asset Value	$ 12.29	$ 12.73
Market Price	$ 11.67	$ 14.25

Distribution Information
Six Months: Income Dividends as of 5/31/04	$ .54
May Income Dividend	$ .09
Current Annualized Distribution Rate (based on net asset value) as of 5/31/04+	8.79%
Current Annualized Distribution Rate (based on market price) as of 5/31/04+	9.25%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. The blended index is also disclosed since it is more representative of the securities in which the Fund invests. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

In the following interview, Portfolio Manager Jan C. Faller discusses market conditions and investment strategy during Scudder Strategic Income Trust's most recent semiannual period ended May 31, 2004.

Q: How did the fund perform over the six-month period ended May 31?

A: For the six-month period, the fund returned 0.70% based on net asset value. The fund's total return based on its market price was -14.58%. This compares with the 1.87% average return (for the six-month period ended May 31, 2004) of the fund's peers in the Lipper Flexible Income Funds category for closed-end funds.1

1 The Lipper Flexible Income Funds category includes closed-end funds that emphasize income generation by investing at least 85% of assets in debt issues and preferred and convertible securities. Common stocks and warrants cannot exceed 15%. It is not possible to invest directly in the Lipper category. Rankings are historical and do not guarantee future results.

Q: Will you discuss the market environment for the sectors in which the fund was invested during the period?

A: In general, the first two months of the reporting period were more positive than the last four months. In late 2003 and early 2004, yield spreads of both emerging-markets bonds and high-yield bonds were still tightening, whereas in the last four months there was reduced market activity and not as much opportunity to add value strategically.

In terms of specific sectors, in late 2003, emerging markets had seemed to many observers to be fully valued. But we perceived that technical factors such as supply and demand remained favorable, and the US Federal Reserve (the Fed) was still making it clear in its policy statements that in order to stave off a possible deflationary spiral, it would remain accommodative by keeping short-term interest rates low and maintaining an ample money supply. In addition, investors' risk appetites were still strong, and fundamental economic factors were improving in a number of emerging-market countries. A global backdrop of political stability and rising commodity prices rounded out a positive environment for emerging markets. Yield spreads responded by continuing to tighten significantly through the end of 2003 and into early 2004. We held an overweight position in emerging-markets bonds compared with other multisector income funds during this period, which benefited the fund's total return and peer ranking.

At the end of January, however, with government economic reports growing more and more positive, the Fed signaled that its accommodative stance on interest rates would end fairly soon in order to ward off a resurgence in inflation. In response, emerging-markets bond prices fell sharply, and yields rose. Following this quick reversal and widening of yield spreads, emerging-markets bond prices stabilized somewhat. The fact that emerging-markets bonds traded in a narrow range led us to believe that the late-January sell-off was an overreaction to the Fed statement. Demand for emerging-markets bonds was holding firm, and fundamentals were still favorable. From February through early April, we were rewarded for this stance as the fund collected high income and spreads tightened modestly.

Then, in late April, the combination of (1) investors' concern over anticipated Fed actions to tighten credit, (2) measurably increased US economic activity and (3) hedge funds' reversal of the "carry trade" (borrowing at low short-term rates to invest in higher-coupon issues) led to another sell-off in emerging-markets bonds. While this did cause prices of the emerging-markets debt in the portfolio to fall in value, we continued to maintain our exposure, as we feel that the wider spreads do not reflect a significant increase in potential for default, but rather a decrease in the risk appetite among market participants. This has led us to continue to hold our position in order to maintain the yield advantage associated with the emerging-markets debt holdings in the fund.

Q: Will you comment on how country-specific events have affected emerging-markets performance?

A: During the period, we followed events in Brazil especially closely, as economic fundamentals there have grown more difficult. Investors are watching the high-level balancing act that President Lula and his finance minister have been forced to perform: In a difficult economic environment, they must carefully manage the level of short-term interest rates to spur growth yet curb inflation. If Brazil doesn't perform its balancing act just right, inflation there is poised to surge. Alternatively, inordinately high short-term interest rates could severely set back economic recovery. Brazilian bonds are beginning to be hurt by these concerns, as investors had "priced in" a perfect scenario for Brazil's economy. Often, as Brazil goes, so go emerging markets overall. Thus, after the US Federal Reserve's policy shift, worry over Brazil has been the second most important driver in the widening of emerging-markets yield spreads. We are hopeful that Brazil's leaders will continue to exhibit prudent judgment in managing the country's economy.

Q: How has the environment for high-yield bonds affected fund performance?

A: In the face of concern over near-term Fed actions, high-yield bonds sold off somewhat during the period, though less than emerging-markets bonds. The question for high-yield investors during the period was how strong the US economic recovery would be and when significant job growth would draw down excess capacity in the economy. While the Fed's accommodative interest rate policy was still firmly in place, the carry trade remained attractive for large high-yield investors. In fact, high-yield bonds barely reacted to the Fed's announcement of a policy shift in January. But as the government's monthly job-creation statistics continued to disappoint investors, equity markets faltered on concern over rising interest rates. Economic growth continued to gather momentum and large leveraged high-yield investors began to sell their positions. The sizeable volume of these trades put downward pressure on high-yield prices. High yield managed to stage a brief rally in April, however.

During the period, the fund's high-yield bond allocation remained close to 50% of portfolio assets. Even when leveraged investors were selling, we believed that the market was overreacting to short-term events. We also thought that the strengthening economy's tendency to boost the balance sheets and credit profiles of high-yield companies would improve the level of fair value spreads in the sector. High-yield bonds outperformed emerging-markets bonds dramatically during the latter part of the period, and we continue to hold an overweight position in high yield relative to the fund's peers.

Q: What detracted from performance during the period?

A: Maintaining our current level of exposure to emerging markets during this period of de-leveraging and reduced investor risk appetite had a negative impact on the fund's total return during the second half of the reporting period. Similarly, the widening of high-yield spreads over the past two months additionally detracted from the fund's performance.

Q: How do you assess the market environment for the fund's sectors at present?

A: We view the recent sell-offs in the emerging-markets and high-yield sectors as logical corrections. We continue to have the fund's exposure distributed across these higher-income-generating sectors because we believe that the probability of either market's experiencing a period as difficult as 2000-2001 is quite low. The default rate for US high-yield companies has continued to decline, and if the economy continues to grow, that trend should persist. While there may be some price volatility in the high-yield sector as the pace of the recovery and the Fed's reaction to it are digested by the market, we don't view the sector as being at risk for major bankruptcies and defaults.

We feel similarly concerning emerging markets. Though market participants are currently reassessing "fair value" among various issues, we generally don't view capital in the emerging markets as being at risk. Balanced against worries over upcoming Fed actions and Brazil's status are several mitigating factors: While high crude oil prices are placing economic pressure on oil importers, oil-exporting countries such as Russia and Venezuela are strongly benefiting. And despite uncertainty over Brazil, the credit profiles of emerging countries are as healthy as they have been in some time, thanks in part to the weakened US dollar. The relative credit ratings of these countries reflect that. Therefore, while we foresee a certain amount of volatility in emerging markets and high yield as economic recovery gains ground and market participants determine fair value, we don't plan to take a defensive stance. The consequent loss of income for the fund would not justify such a stance.

Going forward, we will carefully monitor the statements and actions of the US Federal Reserve as well as those of other major central banks. We believe that Scudder Strategic Income Trust remains an attractive vehicle for investors seeking high current return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Portfolio Composition	5/31/04	11/30/03

Emerging Market Bonds	52%	42%
High-Yield Corporate Bonds	41%	55%
Cash and Equivalents	6%	2%
Loan Participation	1%	-
Convertible Bonds	-	1%
	100%	100%

Quality (Excludes Cash Equivalents)	5/31/04	11/30/03

A	4%	3%
BBB	15%	14%
BB	25%	24%
B	45%	48%
Below B	8%	8%
Not rated	3%	3%
	100%	100%

Interest Rate Sensitivity	5/31/04	11/30/03

Average Maturity	11.5 years	11.0 years
Duration	6.8 years	6.4 years

Portfolio composition, quality and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 52.6%
Consumer Discretionary 13.5%
Advantica Restaurant Co., 12.75%, 9/30/2007	53,000	55,650
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	85,000	81,600
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	85,000	82,131
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	75,000	70,125
Avalon Cable LLC, 11.875%, 12/1/2008	22,057	23,326
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	85,000	76,075
Boca Resorts, Inc., 9.875%, 4/15/2009	90,000	94,612
Buffets, Inc., 11.25%, 7/15/2010	25,000	27,125
Cablevision Systems Corp.:
144A, 5.67%, 4/1/2009** (d)	25,000	25,563
144A, 8.0%, 4/15/2012	35,000	34,650
Carrols Corp., 9.5%, 12/1/2008	55,000	56,100
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	110,000	72,600
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	40,000	24,000
9.625%, 11/15/2009	165,000	137,775
144A, 10.25%, 9/15/2010	205,000	207,562
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	95,000	102,125
Circus & Eldorado, 10.125%, 3/1/2012	95,000	94,525
CKE Restaurants, Inc., 9.125%, 5/1/2009	65,000	67,275
CSC Holdings, Inc.:
7.875%, 12/15/2007	85,000	88,400
Senior Note, 7.25%, 7/15/2008	20,000	20,350
Dex Media East LLC, 12.125%, 11/15/2012	400,000	464,000
DIMON, Inc.:
7.75%, 6/1/2013	25,000	23,125
Series B, 9.625%, 10/15/2011	220,000	225,500
EchoStar DBS Corp.:
6.375%, 10/1/2011	15,000	14,663
144A, 6.375%, 10/1/2011	45,000	43,987
EPL Intermediate, Inc., 144A, Step-up Coupon, 0% to 3/15/2009, 12.50% to 3/15/2010	70,000	38,500
Finlay Fine Jewelry Corp.:
8.375%, 5/1/2008	55,000	56,444
144A, 8.375%, 6/1/2012	30,000	30,525
General Motors Corp., 8.25%, 7/15/2023	95,000	98,143
Herbst Gaming, Inc.:
144A, 8.125%, 6/1/2012	90,000	89,044
Series B, 10.75%, 9/1/2008	160,000	184,000
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	80,000	72,000
International Game Technology, 8.375%, 5/15/2009	85,000	98,244
Jacobs Entertainment Co., 11.875%, 2/1/2009	105,000	114,450
Kellwood Co., 7.625%, 10/15/2017	55,000	58,251
Krystal, Inc., 10.25%, 10/1/2007	75,000	76,125
Levi Strauss & Co., 12.25%, 12/15/2012	65,000	59,313
Lin Television Corp., 6.5%, 5/15/2013	20,000	19,450
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	45,000	41,400
Mediacom LLC, 9.5%, 1/15/2013 (d)	65,000	62,725
Nebraska Book Co., Inc., 144A, 8.625%, 3/15/2012	15,000	14,850
PEI Holding, Inc., 11.0%, 3/15/2010	45,000	51,750
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	175,000	172,375
Premier Entertainment Biloxi LLC/Finance, 144A, 10.75%, 2/1/2012	25,000	26,000
PRIMEDIA, Inc.:
144A, 6.615%**, 5/15/2010	130,000	132,112
8.875%, 5/15/2011	70,000	69,825
Reader's Digest Association, Inc., 6.5%, 3/1/2011	45,000	44,325
Remington Arms Co., Inc., 10.5%, 2/1/2011	70,000	67,550
Renaissance Media Group, 10.0%, 4/15/2008	120,000	123,600
Rent-Way Inc., 11.875%, 6/15/2010	35,000	38,325
Restaurant Co., 11.25%, 5/15/2008	83,966	83,126
Rite Aid Corp., 6.875%, 8/15/2013	55,000	48,950
Samsonite Corp., 10.75%, 6/15/2008	180,000	187,200
Schuler Homes, Inc., 10.5%, 7/15/2011	120,000	136,800
Scientific Games Corp., 12.5%, 8/15/2010	35,000	40,250
Simmons Co., 144A, 7.875%, 1/15/2014	25,000	24,875
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	175,000	178,937
8.75%, 12/15/2011	95,000	101,413
Sonic Automotive, Inc., 8.625%, 8/15/2013	60,000	61,500
Toys "R" Us, Inc.:
7.375%, 10/15/2018	125,000	115,000
7.875%, 4/15/2013 (d)	45,000	45,169
Trump Holdings & Funding, 11.625%, 3/15/2010 (d)	95,000	96,425
United Auto Group, Inc., 9.625%, 3/15/2012	50,000	53,500
United Rentals North America, Inc., 144A, 6.5%, 2/15/2012	95,000	89,300
Venetian Casino Resort LLC, 11.0%, 6/15/2010	55,000	63,181
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	65,000	64,350
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	60,000	63,150
Williams Scotsman, Inc., 9.875%, 6/1/2007 (d)	80,000	78,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (d)	65,000	66,625
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	76,321	70,597
Young Broadcasting, Inc., 144A, 8.75%, 1/15/2014	79,000	77,025
		5,797,543
Consumer Staples 1.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	37,000	39,220
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	55,000	57,475
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012	85,000	82,875
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	95,000	87,400
"C1", Series 97, 11.25%, 7/1/2008	95,000	103,792
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	25,000	25,500
Swift & Co.:
10.125%, 10/1/2009	55,000	58,850
12.5%, 1/1/2010	10,000	10,500
United Agri Products, 144A, 8.25%, 12/15/2011	20,000	22,471
		488,083
Energy 5.3%
Avista Corp., 9.75%, 6/1/2008	205,000	243,048
Chesapeake Energy Corp.:
144A, 7.5%, 6/15/2014	25,000	25,813
9.0%, 8/15/2012	15,000	16,800
Citgo Petroleum Corp., 11.375%, 2/1/2011	255,000	293,250
Continental Resources, Inc., 10.25%, 8/1/2008	150,000	153,750
Edison Mission Energy, 7.73%, 6/15/2009	200,000	189,500
El Paso Production Holdings Corp., 7.75%, 6/1/2013	290,000	274,050
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	60,000	62,385
MAPCO, Inc., 7.25%, 3/1/2009	50,000	52,312
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	110,000	111,100
ON Semiconductor Corp., 12.0%, 5/15/2008 (d)	70,000	80,500
Pemex Project Funding Master Trust, 7.375%, 12/15/2014	200,000	205,750
Pioneer Natural Resources Co., 9.625%, 4/1/2010	35,000	42,837
Southern Natural Gas, 8.875%, 3/15/2010	85,000	92,225
Stone Energy Corp., 8.25%, 12/15/2011	95,000	99,275
Westport Resources Corp., 8.25%, 11/1/2011	40,000	44,400
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	60,000	58,800
8.75%, 3/15/2032	95,000	94,050
Wiser Oil Co., 9.5%, 5/15/2007	100,000	101,250
		2,241,095
Financials 4.3%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	170,000	164,475
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	53,000	51,410
144A, 8.5%, 1/31/2012	55,000	53,900
AmeriCredit Corp., 9.25%, 5/1/2009	150,000	156,750
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	40,000	24,634
BF Saul REIT, 7.5%, 3/1/2014	135,000	132,637
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	65,000	65,000
DA-Lite Screen Co., Inc., 144A, 9.5%, 5/15/2011	25,000	25,906
Dollar Financial Group, Inc.:
9.75%, 11/15/2011	70,000	71,400
144A, 9.75%, 11/15/2011	15,000	15,300
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	100,000	110,443
FINOVA Group, Inc., 7.5%, 11/15/2009	174,796	97,012
Global Exchange Services, Inc., LIBOR plus 9.0%, 12.0%, 7/15/2008**	35,000	30,100
iStar Financial, Inc., 6.0%, 12/15/2010	65,000	63,257
Poster Financial Group, 144A, 8.75%, 12/1/2011	80,000	81,400
PXRE Capital Trust I, 8.85%, 2/1/2027	30,000	30,000
Qwest Capital Funding, Inc.:
6.5%, 11/15/2018	85,000	62,262
6.875%, 7/15/2028	80,000	57,600
7.75%, 2/15/2031	30,000	22,500
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	120,000	140,400
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	60,000	58,950
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	60,000	47,940
UGS Corp., 144A, 10.0%, 6/1/2012	20,000	21,000
Universal City Development, 11.75%, 4/1/2010	125,000	143,125
WMC Finance Co., 144A, 11.75%, 12/15/2008	105,000	131,250
		1,858,651
Health Care 1.5%
aaiPharma, Inc., 11.0%, 4/1/2010 (d)	85,000	71,825
AmeriPath, Inc., 10.5%, 4/1/2013 (d)	80,000	80,400
AmerisourceBergen Corp., 7.25%, 11/15/2012	40,000	40,900
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	35,000	34,125
Interactive Health LLC, 144A, 7.25%, 4/1/2011	60,000	51,600
Team Health, Inc., 144A, 9.0%, 4/1/2012	30,000	28,350
Tenet Healthcare Corp., 6.375%, 12/1/2011	415,000	353,787
		660,987
Industrials 8.6%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	55,000	57,475
Aearo Co. I, 144A, 8.25%, 4/15/2012	25,000	25,250
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011	75,000	69,750
Series B, 8.875%, 4/1/2008	110,000	119,075
AMI Semiconductor, Inc., 10.75%, 2/1/2013	37,000	43,013
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	70,000	75,600
Argo-Tech Corp., 8.625%, 10/1/2007	90,000	92,587
Avondale Mills, Inc., 10.25%, 7/1/2013	110,000	63,800
Browning-Ferris Industries:
7.4%, 9/15/2035	15,000	12,525
9.25%, 5/1/2021	65,000	69,550
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	140,000	142,100
Collins & Aikman Products, 10.75%, 12/31/2011	145,000	144,275
Congoleum Corp., 8.625%, 8/1/2008*	70,000	56,000
Continental Airlines, Inc., 8.0%, 12/15/2005 (d)	85,000	74,800
Corrections Corp. of America, 9.875%, 5/1/2009	100,000	110,500
Dana Corp.:
7.0%, 3/1/2029	140,000	128,800
9.0%, 8/15/2011	50,000	56,875
Delta Air Lines, Inc.:
7.7%, 12/15/2005 (d)	45,000	28,125
7.9%, 12/15/2009 (d)	35,000	16,975
Eagle-Pitcher Industries, Inc., 9.75%, 9/1/2013	80,000	85,400
Erico International Corp., 144A, 8.875%, 3/1/2012	45,000	44,775
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (d)	35,000	25,900
Geo Sub Corp., 144A, 11.0%, 5/15/2012	40,000	40,500
Golden State Petroleum Transportation, 8.04%, 2/1/2019	50,000	48,995
Hercules, Inc.:
144A, 6.75%, 10/15/2029	15,000	14,100
11.125%, 11/15/2007	160,000	186,400
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	100,000	109,000
Interface, Inc., 144A, "A", 9.5%, 2/1/2014	65,000	64,513
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	105,000	116,550
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	25,000	27,250
Kansas City Southern:
7.5%, 6/15/2009	95,000	95,950
9.5%, 10/1/2008	95,000	103,550
Laidlaw International, Inc., 10.75%, 6/15/2011	85,000	91,056
Meritage Corp., 144A, 7.0%, 5/1/2014	55,000	52,525
Millennium America, Inc.:
7.625%, 11/15/2026	150,000	126,750
9.25%, 6/15/2008 (d)	80,000	84,800
144A, 9.25%, 6/15/2008	100,000	106,000
Mobile Mini, Inc., 9.5%, 7/1/2013	35,000	37,450
Motors and Gears, Inc., 10.75%, 11/15/2006	100,000	84,000
Republic Engineered Products LLC, 10.0%, 8/16/2009*	96,000	70,080
Samsonite Corp., 144A, 8.875%, 6/1/2011	95,000	95,950
Sea Containers Ltd., 10.5%, 5/15/2012	75,000	73,125
Seabulk International, Inc., 9.5%, 8/15/2013	65,000	66,706
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	135,000	126,900
Tech Olympic USA, Inc.:
144A, 7.5%, 3/15/2011	50,000	46,168
10.375%, 7/1/2012	75,000	78,000
Tenneco Automotive, Inc., 11.625%, 10/15/2009 (d)	65,000	70,200
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	50,000	57,000
Thermadyne Holdings Corp., 144A, 9.25%, 2/1/2014	40,000	39,200
Westlake Chemical Corp., 8.75%, 7/15/2011	35,000	37,800
		3,693,668
Information Technology 0.6%
Activant Solutions, Inc., 10.5%, 6/15/2011	65,000	68,250
DigitalNet, Inc., 9.0%, 7/15/2010	42,000	44,100
Itron, Inc., 144A, 7.75%, 5/15/2012	20,000	20,000
Lucent Technologies, Inc., 6.45%, 3/15/2029 (d)	75,000	56,625
Mediacom Broadband LLC, 11.0%, 7/15/2013 (d)	35,000	37,013
Telex Communications Holdings, Inc., 11.5%, 10/15/2008	20,000	21,200
		247,188
Materials 6.9%
American Rock Salt Co. LLC, 144A, 9.5%, 3/15/2014	35,000	35,875
AMH Holdings, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	175,000	114,188
Aqua Chemical, Inc., 11.25%, 7/1/2008	105,000	78,750
ARCO Chemical Co., 9.8%, 2/1/2020	345,000	332,062
Caraustar Industries, Inc., 9.875%, 4/1/2011 (d)	70,000	69,650
Dayton Superior Corp.:
10.75%, 9/15/2008	65,000	63,700
13.0%, 6/15/2009	70,000	50,400
Equistar Chemicals LP, 8.75%, 2/15/2009	220,000	227,700
Euramax International PLC, 8.5%, 8/15/2011	30,000	30,900
Fibermark, Inc., 10.75%, 4/15/2011*	130,000	68,900
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	120,000	38,400
Georgia-Pacific Corp.:
7.375%, 12/1/2025	145,000	131,950
7.7%, 6/15/2015	75,000	77,250
144A, 8.0%, 1/15/2024	90,000	87,750
9.375%, 2/1/2013	135,000	152,212
Hexcel Corp., 9.75%, 1/15/2009	65,000	67,925
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	80,000	89,000
Huntsman International LLC, 11.625%, 10/15/2010	75,000	80,812
IMC Global, Inc., 10.875%, 8/1/2013	80,000	95,600
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	160,000	149,200
ISPAT Inland ULC, 144A, 9.75%, 4/1/2014	105,000	107,363
MMI Products, Inc., Series B, 11.25%, 4/15/2007	15,000	14,250
Mueller Group Inc., 144A, 5.919%**, 11/1/2011	35,000	35,875
Neenah Corp.:
144A, 11.0%, 9/30/2010	96,000	99,840
144A, 13.0%, 9/30/2013	74,731	73,983
Owens-Brockway Glass Container, 8.25%, 5/15/2013	170,000	169,150
Pliant Corp.:
144A, Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	20,000	16,400
11.125%, 9/1/2009	75,000	79,500
13.0%, 6/1/2010 (d)	15,000	13,500
Port Townsend Paper Corp., 144A, 11.0%, 4/15/2011	25,000	24,625
TriMas Corp., 9.875%, 6/15/2012	150,000	161,250
United States Steel LLC, 9.75%, 5/15/2010	101,000	111,353
		2,949,313
Telecommunication Services 7.0%
American Cellular Corp., Series B, 10.0%, 8/1/2011	265,000	233,200
American Tower Corp.:
144A, 7.5%, 5/1/2012 (d)	40,000	38,500
9.375%, 2/1/2009 (d)	135,000	144,450
American Tower Escrow Corp., Zero Coupon, 8/1/2008	80,000	58,000
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	70,000	65,800
8.375%, 1/15/2014 (d)	230,000	205,850
Crown Castle International Corp.:
7.5%, 12/1/2013	40,000	38,600
9.375%, 8/1/2011	80,000	86,600
Dobson Communications Corp., 8.875%, 10/1/2013	315,000	244,125
GCI, Inc., 144A, 7.25%, 2/15/2014	50,000	47,000
Insight Midwest LP:
9.75%, 10/1/2009	45,000	47,363
10.5%, 11/1/2010	10,000	10,850
LCI International, Inc., 7.25%, 6/15/2007	125,000	113,437
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (d)	40,000	35,200
MCI, Inc.:
6.688%, 5/1/2009	115,000	107,813
7.735%, 5/1/2014	215,000	195,381
Nextel Communications, Inc., 5.95%, 3/15/2014	110,000	102,025
Nextel Partners, Inc., 8.125%, 7/1/2011	100,000	102,500
Northern Telecom Capital, 7.875%, 6/15/2026	185,000	160,025
Qwest Corp.:
5.625%, 11/15/2008	45,000	43,200
7.25%, 9/15/2025	300,000	253,500
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	225,000	259,312
144A, 14.0%, 12/15/2014	85,000	100,725
Rural Cellular Corp., 9.875%, 2/1/2010	70,000	70,175
SBA Communications Corp., 144A, Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	100,000	73,000
Ubiquitel Operating Co., 144A, 9.875%, 3/1/2011	115,000	115,000
Western Wireless Corp., 9.25%, 7/15/2013	20,000	20,600
		2,972,231
Utilities 3.8%
Calpine Corp., 144A, 8.5%, 7/15/2010 (d)	375,000	313,125
CMS Energy Corp.:
7.5%, 1/15/2009	170,000	168,725
144A, 7.75%, 8/1/2010 (d)	65,000	65,000
8.5%, 4/15/2011	20,000	20,350
DPL, Inc.:
6.875%, 9/1/2011 (d)	200,000	200,000
8.125%, 9/1/2031	25,000	23,750
Illinova Corp., 11.5%, 12/15/2010	170,000	200,600
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	370,000	369,075
PG&E Corp., 144A, 6.875%, 7/15/2008	95,000	99,750
Sensus Metering Systems, 144A, 8.625%, 12/15/2013	45,000	42,525
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010, (PIK)	100,000	108,000
		1,610,900
Total Corporate Bonds (Cost $22,683,925)		22,519,659

Foreign Bonds - US$ Denominated 63.5%
Alestra SA de RL de CV, 8.0%, 6/30/2010	85,000	68,000
Antenna TV SA, 9.0%, 8/1/2007	41,000	40,898
Avecia Group PLC, 11.0%, 7/1/2009	170,000	124,100
Axtel SA, 144A, 11.0%, 12/15/2013	100,000	94,750
Banque Centrale de Tunisie:
7.375%, 4/25/2012	290,000	311,387
8.25%, 9/19/2027	30,000	32,550
Biovail Corp., 7.875%, 4/1/2010 (d)	145,000	140,650
Cascades, Inc., 7.25%, 2/15/2013	95,000	93,337
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	90,000	78,300
Conproca SA de CV, 12.0%, 6/16/2010	100,000	123,000
Corp Durango SA, 144A, 13.75%, 7/15/2009*	65,000	34,125
CP Ships Ltd., 10.375%, 7/15/2012	90,000	102,375
Crown Euro Holdings SA, 10.875%, 3/1/2013	115,000	128,800
Eircom Funding, 8.25%, 8/15/2013	70,000	71,400
Empresa Brasileira, 144A, 11.0%, 12/15/2008	75,000	77,438
Fage Dairy Industry SA, 9.0%, 2/1/2007	210,000	213,150
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..875%, Series L, 2.125%**, 4/15/2012	310,589	253,907
C Bond, 8.0%, 4/15/2014	665,653	592,830
8.875%, 4/15/2024 (d)	80,000	62,800
11.5%, 3/12/2008	550,000	572,000
14.5%, 10/15/2009	200,000	226,500
Gaz Capital SA, 144A, 8.625%, 4/28/2034 (d)	50,000	48,625
Gazprom OAO, 144A, 9.625%, 3/1/2013	120,000	122,850
Government of Jamaica, 10.625%, 6/20/2017	300,000	279,000
Government of Ukraine, 7.65%, 6/11/2013	840,000	793,800
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	105,000	103,687
Innova S. de R.L., 9.375%, 9/19/2013 (d)	110,000	114,400
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	90,000	99,450
LeGrand SA, 8.5%, 2/15/2025	85,000	87,550
Luscar Coal Ltd., 9.75%, 10/15/2011	80,000	89,600
MAAX Corp., 144A, 9.75%, 6/15/2012	30,000	30,750
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	80,000	82,400
Mizuho Financial Group, 8.375%, 12/29/2049	40,000	40,928
Mobifon Holdings BV, 12.5%, 7/31/2010	105,000	115,500
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	75,000	70,313
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	95,000	95,475
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	900,000	319,500
Nortel Networks Corp., 6.875%, 9/1/2023 (d)	35,000	28,525
Nortel Networks Ltd., 6.125%, 2/15/2006	280,000	273,350
Petroleos Mexicanos SA, 9.5%, 9/15/2027	150,000	169,500
Petroleum Geo-Services ASA:
8.0%, 11/5/2006	25,000	25,375
10.0%, 11/5/2010	226,005	231,655
Petroliam Nasional Berhad:
7.625%, 10/15/2026	560,000	586,008
7.75%, 8/15/2015	1,110,000	1,269,884
Republic of Argentina:
9.75%, 9/19/2027*	1,110,000	310,800
Series BGL4, 11.0%, 10/9/2006*	250,000	80,000
11.375%, 3/15/2010*	990,000	306,900
12.25%, 6/19/2018*	530,625	141,942
Republic of Bulgaria, 8.25%, 1/15/2015	1,800,000	2,016,000
Republic of Colombia:
8.125%, 5/21/2024	490,000	380,975
10.0%, 1/23/2012	210,000	212,625
Republic of Philippines:
8.375%, 3/12/2009	200,000	206,500
9.375%, 1/18/2017	130,000	131,625
9.5%, 10/21/2024	400,000	429,500
9.875%, 1/15/2019	500,000	488,750
Republic of South Africa, 8.5%, 6/23/2017	1,140,000	1,282,500
Republic of Turkey:
9.5%, 1/15/2014	250,000	248,750
10.5%, 1/13/2008	360,000	381,600
11.0%, 1/14/2013	315,000	337,050
11.75%, 6/15/2010	200,000	220,625
11.875%, 1/15/2030	230,000	265,650
12.375%, 6/15/2009	1,110,000	1,245,975
Republic of Uruguay:
7.5%, 3/15/2015	780,000	581,100
7.875%, 1/15/2033	110,000	70,950
Republic of Venezuela:
2.15%**, 4/20/2011	350,000	265,125
5.375%, 8/7/2010	50,000	38,750
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	750,000	652,500
10.75%, 9/19/2013	850,000	826,625
Rhodia SA:
144A, 7.625%, 6/1/2010 (d)	110,000	93,500
144A, 10.25%, 6/1/2010 (d)	45,000	42,975
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014	30,000	28,125
Russian Federation:
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	1,520,000	1,385,100
11.0%, 7/24/2018	100,000	125,550
12.75%, 6/24/2028	340,000	495,040
Russian Ministry of Finance:
3.0%, 5/14/2008	500,000	436,250
3.0%, 5/14/2011	1,060,000	805,600
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011	90,000	93,846
8.25%, 4/11/2010 (d)	50,000	54,694
Sistema Capital SA, 144A, 8.875%, 1/28/2011	65,000	63,213
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.50%, 6/15/2014	275,000	168,437
Tembec Industries, Inc., 8.5%, 2/1/2011	290,000	290,000
TFM SA de CV:
10.25%, 6/15/2007	115,000	115,863
11.75%, 6/15/2009	185,000	180,837
12.5%, 6/15/2012	140,000	148,400
United Mexican States:
5.875%, 1/15/2014 (d)	25,000	24,000
6.625%, 3/3/2015 (d)	15,000	14,977
7.5%, 4/8/2033	600,000	582,000
8.0%, 9/24/2022	480,000	499,200
8.125%, 12/30/2019	1,150,000	1,233,375
9.875%, 2/1/2010	250,000	303,125
Vicap SA, 11.375%, 5/15/2007	75,000	74,813
Vitro SA de CV, 144A, 11.75%, 11/1/2013	90,000	82,575
Vivendi Universal SA, 9.25%, 4/15/2010	190,000	222,775
Total Foreign Bonds - US$ Denominated (Cost $28,271,858)		27,207,509

Foreign Bonds - Non US$ Denominated 5.4%
Cablecom Luxembourg SCA, 9.375%, 4/15/2014 EUR	45,000	54,947
Huntsman International LLC, 10.125%, 7/1/2009 EUR	95,000	114,260
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	155,000	196,360
Pemex Project Funding Master Trust, 6.625%, 4/4/2010 EUR	160,000	205,430
Republic of Argentina:
7.5%, 2/6/2049* EUR	102,258	31,840
7.5%, 5/23/2049* EUR	397,869	106,880
8.0%, 2/26/2008* EUR	200,000	64,105
8.5%, 2/23/2005* EUR	51,129	16,232
9.0%, 5/24/2049* EUR	50,000	15,874
9.25%, 7/20/2004* EUR	110,000	35,594
9.5%, 9/19/2049* EUR	138,049	46,355
12.0%, 9/19/2016* EUR	327,227	105,884
Republic of Romania, 8.5%, 5/8/2012 EUR	937,000	1,332,905
Total Foreign Bonds - Non US$ Denominated (Cost $2,062,481)		2,326,666

	Shares	Value ($)

Convertible Bond 0.2%
DIMON, Inc., 6.25%, 3/31/2007	95,000	87,400
HIH Capital Ltd., 144A, 7.5%, 9/25/2006	20,000	17,400
Total Convertible Bond (Cost $105,672)		104,800

Warrants 0.0%
Empire Gas Corp.*	359	0
UIH Australia Pacific, Inc., 144A*	280	0
Total Warrants (Cost $0)		0

Preferred Stock 0.5%
Paxson Communications Corp., 13.25% (PIK)	17	150,832
TNP Enterprises, Inc., 14.5% "D" (PIK)	575	66,428
Total Preferred Stock (Cost $208,272)		217,260

	Principal Amount ($)(c)	Value ($)

Convertible Preferred Stocks 0.3%
Hercules Trust II, 6.5% (Cost $115,319)	180	138,600

Loan Participation 1.0%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.0%**, 3/4/2010 (Cost $405,683)	420,000	411,600
Asset Backed 0.1%
Automobile Receivables
MMCA Automobile Trust, "B", Series 2002-2, 4.67%, 3/15/2010 (Cost $24,875)	26,408	24,163

	Shares	Value ($)

Securities Lending Collateral 5.3%
Daily Assets Fund Institutional, 1.13% (e) (f) (Cost $2,282,288)	2,282,288	2,282,288

Cash Equivalents 8.1%
Scudder Cash Management QP Trust, 1.12% (b) (Cost $3,489,146)	3,489,146	3,489,146

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $59,649,519) (a)	137.0	58,721,691
Notes Payable	(33.9)	(14,500,000)
Other Assets and Liabilities, Net	(3.1)	(1,398,334)
Net Assets	100.0	42,823,357

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of May 31, 2004.
(a) The cost for federal income tax purposes was $59,757,358. At May 31, 2004, net unrealized depreciation for all securities based on tax cost was $1,035,667. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,213,575 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,249,242.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.
(d) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at May 31, 2004 amounted to $2,237,347, which is 5.2% of total net assets.
(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK denotes that interest or dividend is paid in kind.

Currency Abbreviations
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited)
Assets
Investments: Investments in unaffiliated securities, at value (cost $53,878,085)	$ 52,950,257
Investment in Scudder Cash Management QP Trust (cost $3,489,146)	3,489,146
Investment in Daily Assets Fund Institutional (cost $2,282,288)	2,282,288
Total investments in securities, at value (cost $59,649,519)	58,721,691
Foreign currency, at value (cost $12,503)	12,848
Receivable for investments sold	454,383
Interest receivable	1,261,993
Unrealized appreciation on forward foreign currency exchange contracts	53,798
Other assets	3,333
Total assets	60,508,046
Liabilities
Due to custodian bank	534
Payable for investments purchased	541,440
Notes payable	14,500,000
Interest payable	105,053
Collateral on securities loaned	2,282,288
Unrealized depreciation on forward foreign currency exchange contracts	80,953
Accrued management fee	31,398
Other accrued expenses and payables	143,023
Total liabilities	17,684,689
Net assets, at value	$ 42,823,357
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(382,696)
Net unrealized appreciation (depreciation) on: Investments	(927,828)
Foreign currency related transactions	(26,532)
Accumulated net realized gain (loss)	(2,957,305)
Paid-in capital	47,117,718
Net assets, at value	$ 42,823,357
Net Asset Value
Net asset value per share ($42,823,357 / 3,484,880 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2004 (Unaudited)
Investment Income
Interest	$ 2,234,691
Interest - Scudder Cash Management QP Trust	25,079
Securities lending income	1,565
Dividends	21,550
Total Income	2,282,885
Expenses: Management fee	192,617
Services to shareholders	17,495
Custodian fees	40,290
Auditing	22,337
Legal	4,178
Stock exchange listing fees	9,008
Trustees' fees and expenses	6,317
Reports to shareholders	41,826
Interest expense	200,547
Other	14,487
Total expenses, before expense reductions	549,102
Expense reductions	(342)
Total expenses, after expense reductions	548,760
Net investment income	1,734,125
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	774,713
Foreign currency related transactions	(18,465)
756,248
Net unrealized appreciation (depreciation) during the period on: Investments	(2,205,407)
Foreign currency related transactions	50,574
(2,154,833)
Net gain (loss) on investment transactions	(1,398,585)
Net increase (decrease) in net assets resulting from operations	$ 335,540

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2004 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 2,257,044
Payment of operating expenses	(369,793)
Payment of interest expense	(106,975)
Proceeds from sales and maturities of investments	57,753,833
Purchases of investments	(59,381,036)
Net purchases, sales and maturities of short term investments	(2,605,383)
Cash used by operating activities	$ (2,452,310)
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 4,250,000
Distributions paid (net of reinvestment of distributions)	(2,160,534)
Cash provided by financing activities	2,089,466
Increase (decrease) in cash	(362,844)
Cash at beginning of period*	375,158
Cash at end of period*	$ 12,314
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Used by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 335,540
Net (increase) decrease in cost of investments	(5,419,094)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	2,205,407
(Increase) decrease in dividends and interest receivable	34,699
(Increase) decrease in receivable for investments sold	328,868
Increase (decrease) in payable for investments purchased	46,069
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(55,791)
Increase (decrease) in interest payable on notes	93,572
Increase (decrease) in other accrued expenses and payables	(21,580)
Cash used by operating activities	$ (2,452,310)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 26,700

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2004 (Unaudited)	Year Ended November 30, 2003
Operations: Net investment income	$ 1,734,125	$ 3,598,316
Net realized gain (loss) on investment transactions	756,248	5,191,948
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,154,833)	647,419
Net increase (decrease) in net assets resulting from operations	335,540	9,437,683
Distributions to shareholders from: Net investment income	(1,881,430)	(3,759,898)
Fund share transactions: Reinvestment of distributions	26,700	30,031
Net increase (decrease) in net assets from Fund share transactions	26,700	30,031
Increase (decrease) in net assets	(1,519,190)	5,707,816
Net assets at beginning of period	44,342,547	38,634,731
Net assets at end of period (including accumulated distributions in excess of net investment income of $382,696 and $235,391, respectively)	$ 42,823,357	$ 44,342,547
Other Information
Shares outstanding at beginning of period	3,482,857	3,480,351
Shares issued to shareholders in reinvestment of distributions	2,023	2,506
Net increase in Fund shares	2,023	2,506
Shares outstanding at end of period	3,484,880	3,482,857

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 12.73	$ 11.10	$ 11.75	$ 11.97	$ 12.88	$ 13.68
Income (loss) from investment operations:
Net investment income[c]	.50	1.04	1.07	1.23	1.59	1.69
Net realized and unrealized gain (loss) on investment transactions	(.40)	1.67	(.58)	(.01)	(.80)	(.69)
Total from investment operations	.10	2.71	.49	1.22	.79	1.00
Less distributions from: Net investment income	(.54)	(1.08)	(1.14)	(1.24)	(1.70)	(1.80)
Tax return of capital	-	-	-	(.20)	-	-
Total distributions	(.54)	(1.08)	(1.14)	(1.44)	(1.70)	(1.80)
Net asset value, end of period	$ 12.29	$ 12.73	$ 11.10	$ 11.75	$ 11.97	$ 12.88
Market value, end of period	$ 11.67	$ 14.25	$ 10.85	$ 12.09	$ 12.44	$ 14.19
Total Return
Based on net asset value (%)[d]	.70**	25.52	4.49	9.89	5.55	6.03
Based on market value (%)[d]	(14.58)**	43.74	(.74)	8.73	(.35)	(5.67)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	44	39	41	42	45
Ratio of expenses before expense reductions (%)	2.42*	2.03	1.74	2.80	3.22	3.21
Ratio of expenses after expense reductions (%)	2.42*	2.03	1.74	2.79	3.21	3.21
Ratio of expenses excluding interest expense (%)	1.54*	1.58	1.32	1.40	1.28	1.40
Ratio of net investment income (%)	7.66*	8.61	9.40	10.23	12.52	12.94
Portfolio turnover rate (%)	224*	244	184	19	8	19
Total debt outstanding end of period ($ thousands)	14,500	10,250	8,208	9,407	13,377	13,284
Asset coverage per $1,000 of debt[e]	3,953	5,326	5,707	5,341	4,104	4,359

[a] For the six months ended May 31, 2004 (Unaudited).
[b] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions are now included as interest income. The effect of these changes for the year ended November 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 9.58% to 9.40%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings at period end.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Strategic Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $3,631,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2006 ($630,000), November 30, 2008 ($173,000), November 30, 2009 ($443,000) and November 30, 2010 ($2,385,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at May 31, 2004. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $59,040,866 and $56,909,651, respectively. Purchases and sales of US Treasury Securities aggregated $356,220 and $533,779, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.85% of average weekly net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as sub-advisor to the Fund with respect to the investment and reinvestment of assets in the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2004, the amount charged to the Fund by SISC aggregated $15,555, of which $10,923 is unpaid at May 31, 2004.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value such obligations. Moreover, high yield securities may be less liquid due to extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Expense Off-Set Arrangements

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2004, the Fund's custodian fees were reduced by $342.

G. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

H. Forward Foreign Currency Commitments

As of May 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
EUR	10,333	USD	12,762	6/10/2004	$ 141
USD	95,923	EUR	79,650	7/29/2004	1,238
USD	796,842	PLN	3,250,000	8/6/2004	52,419
Total unrealized appreciation					$ 53,798

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
EUR	241,283	USD	291,880	6/10/2004	$ (2,802)
EUR	21,000	USD	25,410	6/10/2004	(238)
EUR	16,389	USD	19,920	6/10/2004	(96)
EUR	9,421	USD	11,196	6/10/2004	(310)
EUR	1,170,000	USD	1,389,258	7/29/2004	(37,959)
PLN	2,080,000	USD	518,186	8/6/2004	(25,341)
PLN	1,160,000	USD	288,914	8/6/2004	(14,207)
Total unrealized depreciation					$ (80,953)

Currency Abbreviations
EUR	Euro	USD	US Dollar
PLN	Polish Zloty

I. Borrowings

The notes payable represents a secured loan of $14,500,000 from State Street Bank and Trust Company at May 31, 2004. The note bears interest at the 90-day LIBOR rate plus 0.75% plus dealer fees (1.8125% at May 31, 2004) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in an amount not to exceed $13,000,000 at any one time and which was available until January 10, 2004. Effective January 9, 2004, the size of the revolving credit agreement was increased not to exceed $20,000,000 and which is available until January 8, 2005.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2004 was $13,692,623 with a weighted average interest rate of 1.7777%.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of Scudder Strategic Income Trust (the "fund") was held on June 29, 2004 at the office of Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect nine Trustees to the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	2,035,656	136,987
Lewis A. Burnham	2,036,488	136,155
Donald L. Dunaway	2,046,056	126,587
James R. Edgar	2,047,656	124,987
Paul K. Freeman	2,050,386	122,257
Robert B. Hoffman	2,040,085	132,558
Shirley D. Peterson	2,049,209	123,434
William N. Shiebler	2,043,783	128,860
John G. Weithers	2,042,057	130,586

2. To ratify the selection of Ernst & Young LLP as the fund's independent auditors for the current fiscal year.

Affirmative	Against	Abstain
2,115,899	46,273	52,349

3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

	Affirmative	Against	Abstain
Investment Objectives	1,531,070	178,112	92,839
Investment Policies	1,527,898	173,688	100,435
Diversification	1,545,836	156,000	100,184
Borrowing	1,538,117	161,758	102,146
Senior Securities	1,542,895	164,136	94,988
Concentration	1,541,970	156,468	103,583
Underwriting of Securities	1,553,331	148,638	100,052
Investment in Real Estate	1,564,990	138,826	98,204
Purchase of Commodities	1,534,969	167,386	97,666
Lending	1,536,450	167,979	97,591
Margin Purchases and Short Sales	1,517,644	180,877	103,500
Investment in Other Investment Companies	1,526,529	169,868	105,623

The following were the number of broker non-votes for proposal 3: Investment Objectives (370,622), Investment Policies (370,622), Diversification (370,623), Borrowing (370,622), Senior Securities (370,624), Concentration (370,622), Underwriting of Securities (370,622), Investment in Real Estate (370,623), Purchase of Commodities (370,622), Lending (370,623), Margin Purchases and Short Sales (370,622) and Investment in Other Investment Companies (370,623).

Policies and Objective

At the 2004 Annual Shareholder Meeting, the fund's shareholders approved the elimination of the shareholder approval requirement for amending (a) the "investment objective" and (b) the "investment policies" which are not otherwise specifically identified as fundamental.

Based on the approval of all of the 2004 Annual Shareholder Meeting proposals, the following are the fund's fundamental investment policies, effective June 29, 2004.

As a matter of fundamental policy, the fund may not:

1. borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities;

6. purchase physical commodities or contracts relating to physical commodities; or

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

All other investment policies of the fund that are not stated above are classified as nonfundamental, and therefore do not require shareholder approval to be changed. Similarly, the fund's investment objective is classified as nonfundamental.

The fund remains a "diversified" fund under the 1940 Act, but is not subject to additional requirements that are more restrictive than the 1940 Act. Under the 1940 Act, a "diversified" fund may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except in each case in US government securities or securities issued by other investment companies.

As discussed above, the shareholders also have approved the elimination of certain policies as fundamental, and it is anticipated that Deutsche Investment Management Americas Inc. will recommend to the Board that the following policies be eliminated as being unnecessary:

Margin Purchases and Short Sales The fund is currently prohibited from making short sales of securities or purchasing any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or writing or purchasing put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the prospectus.

If the Board approves the elimination of this restriction, the fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited by the current position taken by the staff of the Securities and Exchange Commission that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the fund to borrow money only as permitted by applicable law.

Investment in Other Investment Companies The fund is currently prohibited from purchasing securities of other investment companies, if more than 3% of the outstanding voting stock of such investment company would be held by the fund; if more than 5% of total assets of the fund would be invested in any such investment company; or if the fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets.

If the Board approves the elimination of this restriction, the fund would remain subject to any restrictions imposed by applicable law.

Changes in Officers and Directors

Richard Hale resigned as a Trustee, Chairman and Chief Executive Officer of the fund effective with his retirement on June 18, 2004 as a Managing Director of Deutsche Investment Management Americas Inc., the fund's investment manager.

In anticipation of the resulting vacancies, the Board of Trustees elected William N. Shiebler as Trustee and Chairman of the Board. Mr. Shiebler currently serves as CEO in the Americas of the fund's investment manager. In addition, the Board has elected Julian F. Sluyters, a Managing Director of the fund's investment manager, as Chief Executive Officer of the fund. These elections became effective June 18, 2004. As noted (in the section of this report entitled "Shareholder Meeting Results"), Mr. Shiebler was thereafter elected as a Trustee at the fund's 2004 annual meeting on June 29, 2004.

On May 12, 2004, the Board of Trustees appointed Kevin Gay as Assistant Treasurer of the fund, replacing Lucinda Stebbins, who resigned as Assistant Treasurer in connection with her retirement as a Director of the fund's investment manager on June 1, 2004.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KST
CUSIP Number	81123W-101

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Strategic Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------------